CONSOLIDATED STATEMENTS OF FINANCIAL POSITION - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
CURRENT ASSETS:
Cash and cash equivalents	$ 53,324	$ 16,376
Financial assets at fair value through profit or loss	1,825	1,852
Restricted bank deposits	69	62
Other receivables	1,125	2,384
Total current assets	56,343	20,674
NON-CURRENT ASSETS -
Property and equipment	8,206	4,047
TOTAL ASSETS	64,549	24,721
Accounts payable and accruals:
Trade	1,854	1,152
Other	3,893	768
Total current liabilities	5,747	1,920
NON-CURRENT LIABILITIES -
Derivative financial instruments		97
COMMITMENTS AND CONTINGENT LIABILITIES
TOTAL LIABILITIES	5,747	2,017
EQUITY:
Ordinary shares	727	727
Share premium	148,968	84,980
Currency translation differences	(378)	(378)
Accumulated deficit	(90,515)	(62,625)
TOTAL EQUITY	58,802	22,704
TOTAL LIABILITIES AND EQUITY	$ 64,549	$ 24,721